Exhibit 10.1

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Sixth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of March 19, 2007, by and between Greater Bay Venture Banking, a division of Greater Bay Bank N.A. (“Bank”) and Focus Enhancements, Inc. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of November 15, 2004, as amended from time to time (the “Agreement”).  Borrower and Bank desire to amend certain provisions of the Agreement, all in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             Amendments to Agreement.  The Agreement is hereby amended as follows:

(a)           The following defined terms in Section 1.1 are amended to read as follows:

“Bridge Maturity Date” means February 23, 2008.

“Revolving Maturity Date” means February 23, 2008.

(b)           Section 6.9 Maximum Net Loss is hereby amended as detailed in Exhibit E-1.

2.             Conditions Precedent to Effectiveness.  This Amendment shall become effective only upon:

(a)           receipt by the Bank of the following (each of which shall be in form and substance satisfactory to Bank):

(i)            counterparts of this Amendment duly executed on behalf of the Borrower and the Bank;

(ii)           copies of resolutions of the Board of Directors or other authorizing documents of Borrower, authorizing the execution and delivery of this Agreement;

(iii)          an affirmation of guaranty and intercreditor agreement by Carl Berg;

(iv)          warrant agreement;

(b)           Bank shall have received a nonrefundable fee for the Committed Revolving Line in an amount equal to $10,000 and a nonrefundable fee for the Committed Bridge Line in an amount equal to $12,500, and all Bank Expenses incurred in connection with this Amendment; and

(c)           completion of such other matters and delivery of such other agreements, documents and certificates as Bank may reasonably request.

3.             Representation and Warranties.  Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

4.             MISCELLANEOUS.

(a)           Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of Borrower and Bank and their respective successors and assigns; provided, however, that the foregoing shall not authorize any assignment by Borrower of its rights or duties hereunder.

(b)           Entire Agreement.  This Amendment and the Loan Documents contain the entire agreement of the parties hereto and supersede any other oral or written agreements or understandings.

(c)           Course of Dealing; Waivers.  No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right.  Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance.  Any suspension or waiver of a right must be in writing signed by an officer of Bank.

(d)           Legal Effect.  Except as amended by this Amendment, the Loan Documents remain in full force and effect.  If any provision of this Amendment conflicts with applicable law, such provision shall be deemed severed from this Amendment, and the balance of this Amendment shall remain in full force and effect.  Unless otherwise defined, all capitalized terms in this Amendment shall have the meaning set forth in the Agreement.

(e)           Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

FOCUS ENHANCEMENTS, INC.

By	/s/ Gary Williams

Title	EVP of Finance & CFO

GREATER BAY VENTURE BANKING, .
A DIVISION OF GREATER BAY BANK N.A

By	/s/ Rob Roland for Tod Racine

Title	VP